EXHIBIT 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

                  We, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Registration Statement on Form S-8 under the Securities Act of 1933, and any post-effective amendments thereto, and to file the same, with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or either of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 23rd day of January, 1998.


-------------------------------              -------------------------------
Leslie M. Baker, Jr.                         John G. Medlin, Jr.

/s/ James S. Balloun                         /s/ James M. Betts
-------------------------------              -------------------------------
James S. Balloun                             James M. Betts

/s/ Peter C. Browning                        /s/ John T. Casteen
-------------------------------              -------------------------------
Peter C. Browning                            John T. Casteen

/s/ John L. Clendenin                        /s/ Lawrence M. Gressette, Jr.
-------------------------------              -------------------------------
John L. Clendenin                            Lawrence M. Gressette, Jr.

/s/ Thomas K. Hearn, Jr.                     /s/ George W. Henderson III
-------------------------------              -------------------------------
Thomas K. Hearn, Jr.                         George W. Henderson III

/s/ W. Hayne Hipp
-------------------------------              -------------------------------
W. Hayne Hipp                                Robert M. Holder, Jr.

/s/ Robert A. Ingram                         /s/ James W. Johnston
-------------------------------              -------------------------------
Robert A. Ingram                             James W. Johnston

/s/ George R. Lewis                          /s/ Lloyd U. Noland, III
-------------------------------              -------------------------------
George R. Lewis                              Lloyd U. Noland, III


-------------------------------              -------------------------------
Wyndham Robertson                            Herman J. Russell



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/s/ Sherwood H. Smith, Jr.                  /s/ John C. Whitaker, Jr.
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Sherwood H. Smith, Jr.                      John C. Whitaker, Jr.